EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Zhouhong Peng, Chief Executive Officer and Chief Financial Officer of Pacific Special Acquisition Corp. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.          the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2017	By:	/s/ Zhouhong Peng
	Name:	Zhouhong Peng
	Title:	Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.